INVESCO EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED SEPTEMBER 21, 2018 TO THE

PROSPECTUS DATED AUGUST 28, 2018, OF:

Invesco Dow Jones Industrial Average Dividend ETF

Important Notice Regarding a Change to the Unitary Management Fee of

Invesco Dow Jones Industrial Average Dividend ETF (the “Fund”)

At a meeting held on September 21, 2018, the Board of Trustees of Invesco Exchange-Traded Fund Trust approved reducing the annual unitary management fee of the Fund to 0.07% of the Fund’s average daily net assets, effective September 24, 2018. Accordingly, the Prospectus is revised as follows:

•	The following replaces the first paragraph and table included under the section titled “Fund Fees and Expenses” on Page 1 of the Summary Prospectus and Page 19 of the Prospectus for the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.07%
Other Expenses	0.00%
Total Annual Fund Operating Expenses(1)	0.07%

(1)   Effective September 24, 2018, Invesco Capital Management LLC (the “Adviser”) has contractually reduced the Fund’s unitary management fee from 0.30% to 0.07%. “Management Fees” and “Total Annual Fund Operating Expenses” have been restated to reflect current fees.

•	The following replaces the information included under the section titled “Example” on Page 1 of the Summary Prospectus and Page 19 of the Prospectus for the Fund:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$7	$23	$40	$90

•	On page 376, the information relating to the Fund set forth in the table under the section titled “Management of the Funds—Advisory Fees” is deleted and replaced with the following:

Fund	Advisory Fee
Invesco Dow Jones Industrial Average Dividend ETF(1)	0.07%

(1)   Prior to August 20, 2018, the Fund’s Advisory Fee was 0.30%. Effective August 20, 2018, the Adviser voluntarily agreed to permanently waive a portion of the Fund’s Advisory Fee. After giving effect to such waiver, the net unitary Advisory Fee was 0.07%. Effective September 24, 2018, the Adviser has contractually reduced the Fund’s Advisory Fee from 0.30% to 0.07%. In addition, the Adviser has agreed to waive a portion of its Advisory Fee to the extent necessary to prevent each Fund’s operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, Acquired Fund Fees and Expenses, if any, taxes and litigation expenses, and extraordinary expenses) from exceeding 0.30% through at least April 6, 2020.

Please Retain This Supplement for Future Reference.

P-DJD-PROSUP-1 092118